UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21464

Name of Fund:  Floating Rate Income Strategies Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Floating Rate Income Strategies Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 02/29/04

Date of reporting period: 03/01/04 - 08/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Floating Rate
Income Strategies
Fund II, Inc.


Semi-Annual Report
August 31, 2004



Floating Rate Income Strategies Fund II, Inc. seeks a high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to the shareholders of Floating Rate
Income Strategies Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Floating Rate Income Strategies Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Floating Rate Income Strategies Fund II, Inc.


The Benefits and Risks of Leveraging


Floating Rate Income Strategies Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004



A Letter From the President


Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% - still low by historical standards. The Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older issues declines because they bear the former lower interest rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. Nevertheless, for the six-month and 12-month periods ended
August 31, 2004, fixed income markets provided positive results. For example, the Lehman Brothers Aggregate Bond Index returned +1.15% and +6.13%; the Credit Suisse First Boston High Yield Index returned +3.42% and +14.68%; and the Citigroup Mortgage Index returned +1.79% and +6.07% for the six-month and 12-month periods, respectively.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004



A Discussion With Your Fund's Portfolio Managers


We are pleased to present you with this first shareholder report for Floating Rate Income Strategies Fund II. The Fund consists principally of participations in leveraged bank loans, which are generally floating rate investments, with a smaller allocation to fixed rate high yield bonds.


How has the Fund performed since its inception in light of the existing market conditions?

Since inception (July 30, 2004) through August 31, 2004, the Common Stock of Floating Rate Income Strategies Fund II had net annualized yields of 5.05% and 4.84%, based on a period-end per share net asset value of $19.17 and a per share market price of $20.01, respectively, and $0.088 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +0.37%, based on a change in per share net asset value from $19.10 to $19.17.

For the same period, the Fund's benchmark, which consists 80% of the Credit Suisse First Boston (CSFB) Leveraged Loan Index and 20% of the CSFB High Yield Index, returned +0.45%.

Since the beginning of 2004, flows into the leveraged loan market have outpaced new-issue volume by $1.5 billion, exacerbating an existing supply/demand imbalance. Further crowding the leveraged loan space is participation on the part of hedge funds and collateralized debt obligations. The supply/demand imbalance has prompted decreased spreads, transaction upsizing, smaller allocations and the near elimination of up-front fees in the primary markets. Torrid demand also has served to bid up prices in the secondary market. The net effect of these trends is higher net asset values but decreased yield, although increases in the LIBOR (London Interbank Offer Rate) this year have helped to mitigate some of the decline in margin.

Although the loan market has proved to be somewhat challenging recently, it does continue to offer value in certain areas.
Spreads have tightened and premiums have increased, to some extent, following a measurable slowdown in the number of new issues brought to market in August.


How have you managed the Fund since its inception?

The Fund's objective is to provide high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

We expect to invest approximately 83% of the portfolio's net assets in loans and 17% in bonds. In seeking to accomplish this, we are targeting the portfolio (versus LIBOR) to be comprised of loans with a weighted average spread of 2.75% and bonds with a weighted average coupon of 9%. Further, we have assumed a weighted average purchase price of 100.5% for loans and 100% for bonds.

We are investing approximately 6% of the fully leveraged size of the portfolio per week during the ramp-up phase, which we project will conclude at the end of November. The Fund is permitted to leverage up to 33% of its net assets. We had not made use of that ability as of period-end. However, once the proceeds of the Fund's initial public offering are fully invested, we intend to take advantage of the difference between the interest rates the Fund can earn on investments over that of the cost of borrowing under the leverage line. (For a complete explanation of the benefits and risks of leverage, please refer to page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

By August 31, 2004, after approximately one month into the start-up period, the Fund had invested about $123 million of the $191 million in net assets gathered in the initial offering. The portfolio was invested 71% in loans and 29% in bonds (or approximately 18% bonds on a fully invested basis). During the month of August, the bond market offered better value relative to a tight bank loan market with historically high premiums. As a result, we made the conscious decision to ramp up the bond basket early.



FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004



At August 31, 2004, the Fund's weighted average spread for bank loans (versus LIBOR) was 2.91%; its weighted average coupon for bonds was 9.20%; and its weighted average purchase price for all securities was 99.09%. The Fund's average credit rating at period-end was between B1 and B2.

We are pleased with these initial results, which were achieved in a somewhat challenging market environment. For example, average spreads over LIBOR for new loan issues were 213 basis points (2.13%) for BB-rated names and 291 basis points for issues rated B. These spreads held at all-time lows for most of the month. In addition, significant excess demand is resulting in smaller overall allocations. We are also seeing a large number of repricings, which typically reduce the spread of existing transactions. As a result, it has become expensive to source paper in the secondary market.

Going forward, we will aim to optimize Fund performance, maintaining a focus on solid credit fundamentals and an appropriate balance of risk and reward when making new investments.


Joseph P. Matteo
Vice President and Portfolio Manager


Jaimin J. Patel
Vice President and Portfolio Manager


September 15, 2004



FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004


Schedule of Investments

                      S&P      Moody's      Face
Industry++            Ratings  Ratings    Amount   Senior Secured Floating Rate Loan Interests++++                  Value
Aerospace &           B+       B2     $1,000,000   Standard Aero Holdings, Inc., Term, due 8/24/2012         $    1,011,875
Defense--1.6%         Ba3      B1      2,000,000   The Titan Corporation, Term B, due 6/30/2009                   2,009,584
                                                                                                             --------------
                                                                                                                  3,021,459

Automotive--1.1%      B+       B1      2,000,000   The Goodyear Tire & Rubber Deposit Account, due
                                                   9/30/2007                                                      2,023,750

Cable--U.S.--11.9%                                 Century Cable Holdings LLC, Term:
                      D        Caa1    3,000,000       due 6/30/2009                                              2,931,162
                      D        Caa1    6,000,000       Discretionary due 12/31/2009                               5,851,248
                      B        B2      4,000,000   Charter Communications, Operating LLC, Term B, due
                                                   4/27/2011                                                      3,952,916
                      BB+      Ba3     5,000,000   Insight Midwest Holdings, LLC, Term A, due 6/30/2009           5,004,375
                      BB       Ba3     3,000,000   Mediacom Broadband Group LLC, Term, due 3/31/2010              2,994,843
                      B+       B1      2,000,000   Rainbow National Services LLC, Term B, due 3/31/2012           2,026,000
                                                                                                             --------------
                                                                                                                 22,760,544

Chemicals--4.7%       B+       B1      1,618,182   Innophos, Inc., Term B, due 08/13/2010                         1,631,330
                      BB       B1      2,385,004   KRATON Polymers LLC, Term, due 12/24/2010                      2,387,985
                      B+       B1      3,000,000   Rockwood Specialties Group, Inc., Term B, due 7/30/2012        3,024,912
                      B-       B1      2,000,000   Wellman, Inc., Second Lien Term, due 2/10/2010                 1,976,666
                                                                                                             --------------
                                                                                                                  9,020,893

Diversified Media--   B        B2      4,000,000   MC Communication, Term, due 12/31/2011                         3,960,000
2.1%

Health Care--1.0%     BB-      Ba3     2,000,000   Community Health Systems, Inc., Term, due 8/19/2011            2,002,858

Packaging--0.2%       B+       B1        472,092   Berry Plastics Corporation, Term, due 7/22/2010                  478,190

Services--1.0%        BB-      Ba3       350,282   URS Corporation, Term B, due 8/22/2008                           352,143
                                                   United Rentals Inc.:
                      BB       Ba3     1,349,094       Initial Term, due 2/14/2011                                1,364,770
                      NR*      NR*       270,495       Term B, Credit Linked Deposit, due 2/14/2011                 274,663
                                                                                                             --------------
                                                                                                                  1,991,576

Utilities--3.7%       B        Ba3     2,000,000   Calpine Corporation, Second Lien Term, due 7/16/2007           2,007,916
                      B+       Caa1    2,000,000   Calpine Generating Company LLC, First Priority Term,
                                                   due 4/1/2009                                                   2,006,626
                      BB+      Ba2     3,000,000   CenterPoint Energy, Inc., Term, due 10/07/2006                 3,014,625
                                                                                                             --------------
                                                                                                                  7,029,167

                                                   Total Investments in Senior Secured Floating
                                                   Rate Loan Interests (Cost--$52,121,865)--27.3%                52,288,437


FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004


Schedule of Investments (continued)

                      S&P      Moody's      Face
Industry++            Ratings  Ratings    Amount   Corporate Debt                                                   Value
Aerospace &           B-       Caa1   $  250,000   Standard Aero Holdings, Inc., 8.25% due 9/01/2014 (a)     $      256,875
Defense--0.7%         B-       B3      1,000,000   TD Funding Corp., 8.375% due 7/15/2011                         1,057,500
                                                                                                             --------------
                                                                                                                  1,314,375

Airlines--0.4%        BB       B1      1,000,000   American Airlines, Inc., 7.80% due 4/01/2008                     856,276

Automotive--0.5%      B        Caa1    1,000,000   Metaldyne Corporation, 11% due 6/15/2012                         870,000

Broadcasting--1.1%    CCC+     Caa1    2,000,000   Rainbow National Services LLC, 10.375% due 9/01/2014 (a)       2,070,000

Cable--U.S.--1.6%     CCC+     Caa1    2,000,000   CCH II, LLC, 10.25% due 9/15/2010                              2,060,000
                      B+       B2      1,000,000   Mediacom Broadband LLC, 11% due 7/15/2013                      1,082,500
                                                                                                             --------------
                                                                                                                  3,142,500

Chemicals--1.3%       B        B1      1,400,000   Crompton Corporation, 7.67% due 8/01/2010 (a)(b)               1,431,500
                      CCC+     Caa1    1,000,000   Huntsman International LLC, 10.125% due 7/01/2009              1,030,000
                                                                                                             --------------
                                                                                                                  2,461,500

Diversified Media--   B        B3      1,000,000   Dex Media, Inc., 8% due 11/15/2013 (a)                         1,037,500
0.5%

Gaming--2.1%          B        B2      2,000,000   The Majestic Star Casino, LLC, 9.50% due 10/15/2010            2,045,000
                                                   Pinnacle Entertainment, Inc.:
                      CCC+     Caa1    1,000,000       8.25% due 3/15/2012                                        1,005,000
                      CCC+     Caa1    1,000,000       8.75% due 10/01/2013                                       1,030,000
                                                                                                             --------------
                                                                                                                  4,080,000

Health Care--0.2%     B-       B2        325,000   US Oncology, Inc., 9% due 8/15/2012 (a)                          340,438

Housing--0.2%         B-       B3        275,000   Nortek, Inc., 8.50% due 9/01/2014 (a)                            286,688

Leisure--1.0%         B+       B1      1,000,000   Intrawest Corporation, 7.50% due 10/15/2013                    1,015,000
                      CCC+     B3      1,000,000   True Temper Sports, Inc., 8.375% due 9/15/2011                   930,000
                                                                                                             --------------
                                                                                                                  1,945,000

Manufacturing--0.5%   B-       B3      1,000,000   Invensys PLC, 9.875% due 3/15/2011 (a)                         1,015,000

Packaging--2.0%       CCC+     Caa2    1,000,000   Graham Packaging Holdings Company, 10.75% due 1/15/2009        1,038,750
                      B-       Caa2    1,000,000   Pliant Corporation, 13% due 6/01/2010                            920,000
                      B-       B3      1,000,000   Tekni-Plex, Inc., 12.75% due 6/15/2010                           965,000
                      CCC+     Caa2    1,000,000   U.S. Can Corporation, 12.375% due 10/01/2010                     925,000
                                                                                                             --------------
                                                                                                                  3,848,750

Paper--1.1%           B        Caa1    2,000,000   Caraustar Industries, Inc., 9.875% due 4/01/2011               2,115,000

Services--1.0%        B+       B2      1,000,000   Allied Waste North America, Inc., 7.375% due 4/15/2014           971,250
                      B+       B2      1,000,000   United Rentals (North America), Inc., 7.75% due
                                                   11/15/2013                                                       930,000
                                                                                                             --------------
                                                                                                                  1,901,250

Telecommunications--  NR*      Caa1    1,000,000   LCI International, Inc., 7.25% due 6/15/2007                     885,000
0.5%

Utilities--3.5%       B-       B2      1,000,000   The AES Corporation, 7.75% due 3/01/2014                       1,007,500
                      CCC+     Caa1    1,000,000   Calpine Corporation, 8.75% due 7/15/2007                         730,000
                      B        B1      1,000,000   Edison Mission Energy, 7.73% due 6/15/2009                     1,047,500
                      CCC+     Caa1    1,000,000   El Paso Corporation, 7% due 5/15/2011                            935,000
                      CCC+     Caa1    1,000,000   El Paso Energy Corporation, 6.75% due 5/15/2009                  957,500
                      B-       B2      2,000,000   Sierra Pacific Resources, 8.625% due 3/15/2014 (a)             2,100,000
                                                                                                             --------------
                                                                                                                  6,777,500

                                                   Total Investments in Corporate Debt
                                                   (Cost--$34,561,547)--18.2%                                    34,946,777


FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004


Schedule of Investments (concluded)

                                            Face
                                          Amount   Short-Term Securities                                            Value
Commercial Paper+++                  $ 3,613,000   Amsterdam Funding Corporation, 1.53% due 9/14/2004        $    3,611,017
                                       9,500,000   Bills Securitization Ltd., 1.27% due 9/03/2004                 9,499,198
                                       9,000,000   CDC Commercial Paper Corp., 1.50% due 9/02/2004                8,999,625
                                       9,500,000   First Data Corporation, 1.49% due 9/01/2004                    9,500,000
                                       3,191,000   General Electric Capital Corporation, 1.57% due
                                                   9/01/2004                                                      3,191,000
                                       2,500,000   ING (U.S.) Funding LLC, 1.55% due 9/10/2004                    2,499,031
                                       4,472,000   Jupiter Securitization Corporation, 1.54% due 9/07/2004        4,470,852
                                       9,500,000   Morgan Stanley, 1.52% due 9/01/2004                            9,500,000
                                       9,000,000   National Australia Funding (Delaware) Inc., 1.44% due
                                                   9/01/2004                                                      9,000,000
                                                   PACCAR Financial Corporation:
                                       3,048,000       1.50% due 9/01/2004                                        3,048,000
                                       9,500,000       1.53% due 9/07/2004                                        9,497,578
                                       5,007,000   Park Avenue Receivables Company LLC, 1.52% due 9/15/2004       5,004,040
                                       6,512,000   Rio Tinto (Commercial Paper) Limited, 1.50% due 9/02/2004      6,511,729
                                       5,189,000   Thunder Bay Funding LLC, 1.50% due 9/01/2004                   5,189,000
                                                                                                             --------------
                                                                                                                 89,521,070



                                      Beneficial
                                        Interest
                                     $40,000,000   Merrill Lynch Liquidity Series, LLC Cash
                                                   Sweep Series I**                                              40,000,000

                                                   Total Investments in Short-Term Securities
                                                   (Cost--$129,521,069)--67.5%                                  129,521,070

                      Total Investments (Cost--$216,204,481***)--113.0%                                         216,756,284
                      Liabilities in Excess of Other Assets--(13.0%)                                           (24,920,603)
                                                                                                             --------------
                      Net Assets--100.0%                                                                     $  191,835,681
                                                                                                             ==============

   * Not Rated.

  ** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:


                                           Net          Interest
     Affiliate                           Activity        Income

     Merrill Lynch Liquidity Series,
        LLC Cash Sweep Series I        $40,000,000      $49,880


 *** The cost and unrealized appreciation/depreciation of investments as of August 31, 2004, as computed for federal income tax purposes were as follows:

     Aggregate cost                                 $216,204,481
                                                    ============
     Gross unrealized appreciation                  $    825,611
     Gross unrealized depreciation                     (273,808)
                                                    ------------
     Net unrealized appreciation                    $    551,803
                                                    ============


  ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
     Industries are shown as a percent of net assets.

++++ Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major
     European banks, such as LIBOR (London InterBank Offered Rate),
     (ii) the prime rate offered by one or more major U.S. banks or
     (iii) the certificate of deposit rate.

 +++ Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

 (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (b) Floating rate note.

     See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004


Statement of Assets, Liabilities and Capital

As of August 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$176,204,481)                 $   176,756,284
           Investments in affiliated securities, at value (identified cost--$40,000,000)                         40,000,000
           Cash                                                                                                   1,980,833
           Receivables:
               Securities sold                                                            $     2,095,597
               Interest (including $49,880 from affiliates)                                     1,053,379         3,148,976
                                                                                          ---------------
           Deferred facility fees                                                                                        68
                                                                                                            ---------------
           Total assets                                                                                         221,886,161
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                            29,678,710
               Offering costs                                                                     325,470
               Investment adviser                                                                  23,558
               Other affiliates                                                                     1,834        30,029,572
                                                                                          ---------------
           Accrued expenses                                                                                          20,908
                                                                                                            ---------------
           Total liabilities                                                                                     30,050,480
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   191,835,681
                                                                                                            ===============

Capital

           Common Stock, par value $.10 per share; 200,000,000 shares authorized
           (10,005,236 shares issued and outstanding)                                                       $     1,000,524
           Paid-in capital in excess of par                                                                     189,707,314
           Undistributed investment income--net                                           $       450,103
           Undistributed realized capital gains--net                                              125,937
           Unrealized appreciation--net                                                           551,803
                                                                                          ---------------
           Total accumulated earnings--net                                                                        1,127,843
                                                                                                            ---------------
           Total capital--Equivalent to $19.17 net asset value per share of Common Stock
           (market price--$20.01)                                                                           $   191,835,681
                                                                                                            ===============

           See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004


Statement of Operations

For the Period July 30, 2004++ to August 31, 2004
Investment Income

           Interest (including $49,880 from affiliates)                                                     $       503,602
           Facility and other fees                                                                                       68
                                                                                                            ---------------
           Total income                                                                                             503,670
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       129,564
           Professional fees                                                                       10,966
           Accounting services                                                                      5,905
           Printing and shareholder reports                                                         2,924
           Directors' fees and expenses                                                             2,832
           Transfer agent fees                                                                      2,465
           Custodian fees                                                                           1,231
           Pricing services                                                                           684
           Other                                                                                      647
                                                                                          ---------------
           Total expenses before waiver                                                           157,218
           Waiver of expenses                                                                   (103,651)
                                                                                          ---------------
           Total expenses after waiver                                                                               53,567
                                                                                                            ---------------
           Investment income--net                                                                                   450,103
                                                                                                            ---------------

Realized & Unrealized Gain--Net

           Realized gain on investments--net                                                                        125,937
           Unrealized appreciation on investments--net                                                              551,803
                                                                                                            ---------------
           Total realized and unrealized gain--net                                                                  677,740
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     1,127,843
                                                                                                            ===============

           ++ Commencement of operations.

              See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004


Statement of Changes in Net Assets
                                                                                                             For the Period
                                                                                                            July 30, 2004++
                                                                                                             to August 31,
Increase (Decrease) in Net Assets:                                                                                  2004
Operations

           Investment income--net                                                                           $       450,103
           Realized gain--net                                                                                       125,937
           Unrealized appreciation--net                                                                             551,803
                                                                                                            ---------------
           Net increase in net assets resulting from operations                                                   1,127,843
                                                                                                            ---------------

Stock Transactions

           Net proceeds from issuance of Common Stock                                                           191,000,000
           Offering costs resulting from the issuance of Common Stock                                             (392,170)
                                                                                                            ---------------
           Net increase in net assets resulting from stock transactions                                         190,607,830
                                                                                                            ---------------

Net Assets

           Total increase in net assets                                                                         191,735,673
           Beginning of period                                                                                      100,008
                                                                                                            ---------------
           End of period*                                                                                   $   191,835,681
                                                                                                            ===============
               * Undistributed investment income--net                                                       $       450,103
                                                                                                            ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004


Financial Highlights

The following per share data and ratios have been derived                                                   For the Period
from information provided in the financial statements.                                                     July 30, 2004++
                                                                                                            to August 31,
Increase (Decrease) in Net Asset Value:                                                                          2004
Per Share Operating Performance

           Net asset value, beginning of period                                                             $         19.10
                                                                                                            ---------------
           Investment income--net                                                                                       .04
           Realized and unrealized gain--net                                                                            .07
                                                                                                            ---------------
           Total from investment operations                                                                             .11
                                                                                                            ---------------
           Offering costs resulting from issuance of Common Stock                                                     (.04)
                                                                                                            ---------------
           Net asset value, end of period                                                                   $         19.17
                                                                                                            ===============
           Market price per share, end of period                                                            $         20.01
                                                                                                            ===============

Total Investment Return**

           Based on net asset value per share                                                                       .37%+++
                                                                                                            ===============
           Based on market price per share                                                                          .05%+++
                                                                                                            ===============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                                    .31%*
                                                                                                            ===============
           Expenses                                                                                                   .91%*
                                                                                                            ===============
           Investment income--net                                                                                    2.61%*
                                                                                                            ===============

Supplemental Data

           Net assets, end of period (in thousands)                                                         $       191,836
                                                                                                            ===============
           Portfolio turnover                                                                                         7.86%
                                                                                                            ===============

             * Annualized.

            ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Floating Rate Income Strategies Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Prior to commencement of operations on July 30, 2004, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on July 9, 2004 to Fund Asset Management, L.P. ("FAM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates.These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol FRB.

(a) Corporate debt obligations--The Fund invests in floating rate obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for a Corporate Loan, the Investment Adviser will value the Corporate Loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange traded options or, in the case of options traded in the OTC market, the last bid price.
The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Fund's Board of Directors.



FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.



FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)


(f) Offering costs--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage. During the Fund's start-up period, FAM elected to waive a portion of its management fee. For the period July 30, 2004 to August 31, 2004, FAM earned fees of $129,564, of which $103,651 was waived.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the period July 30, 2004 to August 31, 2004, MLPF&S received underwriting fees of $6,354,000 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S
$47,090 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

For the period July 30, 2004 to August 31, 2004, MLPF&S received
$2,500 in commissions on the execution of portfolio security transactions for the Fund.

For the period July 30, 2004 to August 31, 2004, the Fund reimbursed FAM $283 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period July 30, 2004 to August 31, 2004 were $91,541,012 and $5,000,938, respectively.



FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004



Notes to Financial Statements (concluded)


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period July 30, 2004 to August 31, 2004, increased by 10,000,000 from shares sold.


5. Short-Term Borrowings:
Effective September 24, 2004, the Fund entered into a $100,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money through
(i) a line of credit from certain Lenders at the eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and the latest 3-week moving average of secondary market morning offering rates in the United States for 3-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial notes. As security for its obligations to the Lenders under the learning credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lender. The Fund also pays additional borrowing costs which include a commitment fee for this facility fee at the annual rate of .10% and a program fee of .24% on the borrowings outstanding.


6. Unfunded Corporate Loans:
As of August 31, 2004, the Fund had unfunded loan commitments of $381,818, which would be extended at the option of the borrower pursuant to the following loan agreements:


                                            Unfunded
                                          Commitment
Borrower                              (in Thousands)

Innophos, Inc.                                  $382



FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004



Portfolio Information


As of August 31, 2004

                                                 Percent of
Ten Largest Holdings                             Net Assets

Century Cable Holdings LLC, Term, due
   12/31/2009                                        3.1%
Insight Midwest Holdings, LLC, Term A,
   due 6/30/2009                                     2.6
MC Communication, Term, due 12/31/2011               2.1
Charter Communications, Term B,
   due 4/27/2011                                     2.1
Rockwood Specialties Group, Inc., Term B,
   due 7/30/2012                                     1.6
CenterPoint Energy, Inc., Term, due 10/07/2006       1.6
Mediacom Broadband LLC, Term, due 3/31/2010          1.6
Century Cable Holdings LLC, Term,
   due 6/30/2009                                     1.5
KRATON Polymers LLC, Revolving Term,
   due 12/24/2010                                    1.2
Caraustar Industries, Inc., 9.875% due 4/01/2011     1.1



                                                 Percent of
Five Largest Industries++                        Net Assets

Cable--U.S.                                         13.5%
Utilities                                            7.2
Chemicals                                            6.0
Diversified Media                                    2.6
Aerospace & Defense                                  2.3

++ For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                                 Percent of
                                                   Total
Quality Ratings by S&P/Moody's                  Investments

BB/Ba                                               10.1%
B/B                                                 20.1
CCC/Caa                                              9.9
NR (Not Rated)                                       0.1
Other*                                              59.8

* Includes portfolio holdings in short-term investments.



FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Joseph P. Matteo, Vice President
Jaiman J. Patel, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


NYSE Symbol
FRB



FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


FLOATING RATE INCOME STRATEGIES FUND II, INC., AUGUST 31, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Floating Rate Income Strategies Fund II, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Floating Rate Income Strategies Fund II, Inc.


Date: October 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Floating Rate Income Strategies Fund II, Inc.


Date: October 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Floating Rate Income Strategies Fund II, Inc.


Date: October 18, 2004